SECURITIES AND EXCHANGE COMMISSION Washington, D.C.

 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange

Act of 1934

Date of Report (date of earliest event reported):

  October 15, 1998



               COUNTRYWIDE  HOME EQUITY LOAN TRUST 1998-C


    (Exact name of registrant as specified in its charter)

          CALIFORNIA      	333-11095		36-7245346

(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of

Incorporation)	 Number)			 Identification No.)

c/o The First National Bank of Chicago.

Corporate Trust Services Division - 9th floor 1 N. State Street,
Chicago IL				60670-0126 (Address of Principal Executive
Offices)

		(Zip Code)



Registrant's telephone number, including area code:		312/407-1902



Item 5.	Other Events

On behalf of Countrywide Home Equity Loan Trust 1998-C, a Trust created pursuant to the Pooling Agreement, dated August 20, 1998, by The
First

National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated  October
15, 1998.

  The Monthly Report is filed pursuant to and in accordance with
(1)

 numerous no-action letters (2) current Commission policy in the area.

The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor
Certificates, Due

October 15, 2024.

A.	Monthly Report Information: Aggregate distribution
information

for the current distribution date October 15, 1998.

Principal		Interest	Ending Balance

Cede & Co.$ 1,067,809.40	$ 1,458,721.18	$182,932,190.60

B.	No delinquency in payment under the Transferor Certificate,

 or the Financial Guaranty Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the

 Financial Guaranty Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the Ambac
Certificate

Guaranty Insurance Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security

 Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:

 NOT APPLICABLE







Item 7.	Monthly Statements and Exhibits

Exhibit No. 1.	Monthly Statement to Certificateholders dated

 October 15, 1998



		Statement to Certificateholders (Page 1 of 2)

		Distribution Date:

								10/15/98

			INVESTOR CERTIFICATES

 DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL

 AMOUNT)

		A.	INTEREST & PRINCIPAL DISTRIBUTIONS

TO INVESTORS

			Investor Certificate Interest Distributed

 (Section 5.03 (iii))					7.927833

			Investor Certificate Interest Shortfall Distributed

(Section 5.03 (iv))					0.000000

			Remaining Unpaid Investor Certificate Interest

Shortfall (Section 5.03 (v))					0.000000



			Managed Amortization Period ? (Yes=1; No=0)					1

			Investors Certificate Principal Distributed (Section 5.03
(vi))					5.803312

			  Principal Distribution Amount					5.803312

			     Maximum Principal Payment					66.344698

			     Alternative Principal Payment					5.803312

			     Principal Collections less Additional
Balances					5.803312

			  Investor Loss Amount Distributed to Investors					0.000000

			  Accelerated Principal Distribution Amount					0.000000

			  Credit Enhancement Draw Amount (Section 5.03
(xii))					0.00



			Total Amount Distributed to Certificateholders (P & I)

 (Section 5.03 (ii))					13.731144



		B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

			Beginning Investor Certificate Balance					"184,000,000.00 "

			Ending Investor Certificate Balance (Section 5.03
(x))					"182,932,190.60 "

			Beginning Invested Amount 					"184,000,000.00 "

			Ending Invested Amount (Section 5.03 (x))					"182,932,190.60
"

			Investor Certificateholder Floating Allocation Percentage

(Section 5.03 (i))					98.4048%

			Pool Factor (Section 5.03 (x))

	0.9941967

			Liquidation Loss Amount for Liquidated Loans

(Section 5.03 (vii))					0.00

			Unreimbursed Liquidation Loss Amount (Section 5.03
(viii))					0.00



		C.	POOL INFORMATION

			Beginning Pool Balance (Section 5.03
(xi))					"186,982,793.00 "

			Ending Pool Balance (Section 5.03 (xi))					"185,914,983.60 "

			Servicer Removals form the Trust (Section 2.06)					0.00

			Servicing Fee (Section 5.03 (ix))					"77,909.50 "



		D.	INVESTOR CERTIFICATE RATE

			Investor Certificate Rate (Section 5.03 (xvi))					5.824530%

			LIBOR Rate				5.644530%

			Maximum Rate			5.964603%



		E.	DELINQUENCY & REO STATUS

			Delinquent 30-59 days (Section 5.03 (xiii))

			    No. of Accounts				6

			   Trust Balances				"176,508.63 "

			Delinquent 60-89 days (Section 5.03 (xiii))

			    No. of Accounts				1

			   Trust Balances				"18,000.00 "

			Delinquent 90+ days (Section 5.03 (xiii))

			    No. of Accounts				0

			   Trust Balances				0.00

			REO (Section 5.03 (xiv))

			    No. of Accounts				0

			   Trust Balances				0



		F.	INSURANCE COVENANTS

			Subordinated Transferor Collections

 (Section 5.03 (xviii))					"24,144.90 "

			Overcollateralization Step-Down (Section 5.03 (xix))					0.00

			Available Transferor Subordinated Amount

 (Section 5.03 (xx))					"2,804,741.90 "

			Overcollateralization Amount (Section 5.03 (xxi))					0



		Statement to Certificateholders (Page 2 of 2)



		Distribution Date:

	10/15/98



			"IN WITNESS WHEREOF, the undersigned

has caused this Certificate to be duly executed"

			"this 9th day of October, 1998"





	       Countrywide Home Loans Formerly Known as Countrywide

Funding Corporation

			       as Servicer



			       _______________________________



			        Lupe Montero

			        Vice-President



			Distribution List:



			   Barbara Grosse - First National Bank of Chicago

Lupe Montero - Countrywide Home
Loans

		   John Dahl - Salomon Smith Barney

Richard Marron - Countrywide Home
Loans

				Dave Walker - Countrywide Home Loans

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,

 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



COUNTRYWIDE HOME EQUITY LOAN TRUST 1998-C



By  _______________________________________

 Name:

	Barbara G. Grosse Title:		Vice President



Dated: October  31, 1998